UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1141 Sawgrass Corporate Parkway

Sunrise, FL 33323

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 10, 2026, VPR Brands, LP (the “Company”) entered into a Settlement and Patent License Agreement (the “Settlement Agreement”) with R.J. Reynolds Vapor Company (the “Licensee”) relating to that certain action captioned R.J. Reynolds Vapor Company v. VPR Brands, LP, United States District Court for the District of Delaware, Case No. 1:26-cv-00459 (the “Litigation”).

The Company is the owner of all right, title and interest in and to U.S. Patent No. 8,205,622 B2 (the “Patent”). Pursuant to the terms of the Settlement Agreement, in exchange for the payment by the Licensee of $14,900,000 and the mutual releases set forth in the Settlement Agreement: (i) the Company and Licensee agreed to resolve the Litigation and all disputes between them related to the Patent on the terms set forth in the Settlement Agreement, without admission of liability, validity, enforceability or infringement by either party to the Settlement Agreement; and (ii) the Company granted to the Licensee and its affiliates a non-exclusive, worldwide, fully paid-up, perpetual, irrevocable license, with no right to sublicense, under the Patent, solely with respect to Licensed Products (as defined in the Settlement Agreement), to make, have made, import, export, use, sell, develop, offer to sell, advertise, update, support, maintain, obtain, exploit and otherwise distribute and dispose of Licensed Products, including in each case the right to have any of the foregoing done directly or indirectly for or on behalf of the Licensee or any of its affiliates by vendors, suppliers, manufacturers, developers, distributors, resellers, OEMs, dealers, contractors, subcontractors, consultants, partners, retailers, hosts, service providers, customers (direct and indirect) and users of Licensed Products.

The Settlement Agreement contains customary representations, warranties and covenants for an agreement of this type.

The above summary of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Settlement and Patent License Agreement, dated as of July 10, 2026, by and between the registrant and R.J. Reynolds Vapor Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2026	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer

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